UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                     ------

              NEW JERSEY                                22-1737915
              ----------                                ----------
     (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01     OTHER EVENTS

     On May 11, 2005, First Montauk Financial Corp. the "Registrant") issued a press release announcing it had entered into an agreement with Olympic Cascade Financial Corporation to amend certain terms and conditions of its proposed business combination. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release dated May 11, 2005.
               99.1


                                    SIGNATURE

                                             FIRST MONTAUK FINANCIAL CORP.



                                             By:  /s/ Victor K. Kurylak
                                                 -----------------------------
                                                 Name:  Victor K. Kurylak
                                                 Title: Chief Executive Officer
                                                 Date:  May 12, 2005



                                  EXHIBIT INDEX

    Exhibit
    Number      Description
    ------      ------------

      99.1      Press Release dated May 11, 2005.










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

                                                                 Exhibit 99.1


                           First Montauk Financial Corp.
                    and Olympic Cascade Financial Corporation
                          Agree to Revise Merger Terms

May 11, 2005 -- Red Bank, NJ and New York, NY -- First Montauk Financial Corp. (OTCBB: FMFK) and Olympic Cascade Financial Corporation (OTCBB: OLYD) announced today that they have agreed to amend the terms and conditions of their Merger Agreement entered into as of February 10, 2005. Under the revised terms, First Montauk will issue shares of its common stock for all outstanding shares of common stock of Olympic Cascade. For each outstanding share of Olympic Cascade's stock owned, the shareholder will receive 1.75 shares of First Montauk's common stock. In addition, First Montauk will issue equivalent shares of newly created preferred stock to the holders of Olympic Cascade's Series A Preferred Stock, giving effect to the 1.75 exchange ratio. Outstanding options and warrants of Olympic Cascade will be modified to reflect the new exchange ratio.

It is anticipated that the number and manner of designation of the members of the board of directors and the individuals identified as executive officers of the surviving company after the merger will remain as previously agreed.

The completion of the transaction is subject to several conditions which are usual and customary for transactions of this nature, including a formal amendment and restatement of the original agreement, shareholder and regulatory approval and completion of the anticipated financing in an amount of at least $4.0 million. The parties expect to file a joint proxy registration statement with the SEC and to close the transaction during the third calendar quarter of 2005.

First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ. First Montauk conducts securities brokerage, insurance, investment banking and advisory business with approximately 61,000 retail and institutional accounts.

Olympic Cascade Financial Corporation is a holding company for National Securities Corporation, based in Seattle, Washington. National Securities conducts securities brokerage, and investment banking business with approximately 55,000 retail and institutional accounts. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This press release may contain certain statements of a forward-looking nature relating to future events or future business performance. Any such statements that refer to the Company's estimated or anticipated future results or other non-historical facts are forward-looking and reflect the Company's current perspective of existing trends and information. These statements involve risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, risks and uncertainties detailed in each Company's Securities and Exchange Commission filings, including each Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date of this release. Each of the Companies undertake no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
First Montauk Financial Corp.                 Olympic Cascade Financial Corp.
Victor K. Kurylak, CEO and Pres.              Mark Goldwasser, CEO and Pres.
(800) 876-3672, ext. 4230                     (212) 417-8210
info@montaukfinancial.com